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                                                                   Exhibit 99.1

                                 CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Vice President, Finance and Chief Financial Officer of WCI Steel, Inc. (the "Company") hereby certifies that the Report on Form 10-K of the Company for the fiscal year ended October 31, 2002, accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date:  March 6, 2003

                                             /S/ JOHN P. JACUNSKI
                                             -----------------------------------
                                             Name: John P. Jacunski
                                             Title: Vice President, Finance and
                                                    Chief Financial Officer